 N E W S

October 14, 2003

Beth Copeland - Media
(317) 269-1395
William J. Brunner - Shareholders & Analysts
(317) 269-1614

FOR IMMEDIATE RELEASE

First Indiana Announces Third Quarter Results

         (Indianapolis) – First Indiana Corporation (NASDAQ – FINB) today announced a net loss of $2.4 million, or $0.16 per diluted share for the quarter ended September 30, 2003. Earnings for the third quarter of the previous year were $6.8 million, or $0.43 per diluted share. For the nine months ended September 30, 2003, First Indiana’s earnings were $557,000, or $0.04 per diluted share, compared with $20.1 million, or $1.27 per diluted share, for the same period in 2002.

        Performance in the third quarter of 2003 was significantly impacted by the previously reported charge to increase the allowance for loan losses. Marni McKinney, vice chairman and chief executive officer, said, “The increase in our allowance is reflective of the results from the findings of the independent evaluation of our commercial loan portfolio, our continued evaluation of the risks in our loan portfolio, and the factors contained in our revised approach for calculating the allowance for loan losses.” The provision for loan losses was $13.5 million for the third quarter of 2003, compared with $3.0 million for the third quarter of 2002. For the nine months ended September 30, 2003, the provision for loan losses was $35.9 million, compared with $9.8 million for the same period in 2002.

        The Corporation’s ratio of allowance for loan losses to loans at September 30, 2003, was 3.15 percent. The ratio of allowance for loan losses to non-performing loans at September 30, 2003, was 138 percent.

        Net loan charge-offs for the third quarter of 2003 were $2.3 million, compared with $2.0 million for the third quarter 2002. Net charge-offs on business loans were $1.3 million and net charge-offs on consumer loans were $1.1 million for the third quarter of 2003. Net loan charge-offs for the nine months ended September 30, 2003 were $24.6 million, compared with $8.5 million for the same period in 2002.

        Said McKinney, “We were pleased that there were no charge-offs, other than in the normal course of business, that surfaced during the quarter. We feel the Corporation is now well positioned to continue to grow its national bank franchise.”

        Non-performing assets were $45.6 million at September 30, 2003, compared with $44.2 million at June 30, 2003 and $41.3 million at September 30, 2002. An increase of $3.4 million in non-performing business loans over June 30, 2003, was partially offset by improvements in non-performing assets secured by residential real estate.

        Net interest margin was 3.62 percent for the third quarter of 2003, compared with 3.86 percent for the second quarter of 2003 and 3.88 percent for the third quarter of 2002. The decline in net interest margin in the third quarter of 2003 reflects the 25 basis point rate cut by the Federal Reserve Board late in the second quarter of 2003, which placed pressure on net interest margin. Net interest margin was 3.74 percent for the nine months ended September 30, 2003, compared with 3.75 percent for the same period in 2002.

        Net interest income was $18.8 million for the three months ended September 30, 2003, compared with $19.4 million for the three months ended September 30, 2002. For the nine months ended September 30, 2003, net interest income was $58.6 million, compared with $55.1 million for the same period in 2002.

        The Corporation continued to experience weak commercial loan demand and heavy prepayments on consumer and residential loans. Loans outstanding averaged $1.85 billion for the third quarter of 2003, compared with $1.92 billion for the second quarter of 2003. First Indiana’s average core demand and savings deposits increased 9.5 percent on an annualized basis to $860.6 million for the third quarter of 2003 from $840.7 million for the second quarter of 2003, reflecting the success of the Corporation’s continuing long-term strategy of building relationships with business and personal clients.

        Non-interest income for the third quarter of 2003 was $12.5 million, compared with $11.1 million for the same period last year. Targeted areas of deposit fees, trust fees, and Somerset fees increased for the quarter as a result of the emphasis placed on developing fee income. Non-interest income as a percent of revenue was 40.0 percent in the third quarter of 2003, compared with 36.4 percent in the third quarter of 2002. Non-interest income for the nine months ended September 30, 2003, was $39.0 million, compared with $35.6 million for the same period last year.

        Non-interest expense was $21.4 million for the third quarter of 2003, compared with $19.7 million for the second quarter of 2003 and $16.8 million for the third quarter of 2002. Included in third quarter 2003 non-interest expense is a $1 million increase in salary expense resulting from an adjustment in the accrual for salaries. Additionally, non-interest expense increased for the third quarter of 2003 over the third quarter of 2002 due to the MetroBanCorp acquisition in January 2003 and additional staff expenses including wages, incentive accruals, and employee benefits expense.

        First Indiana Bank remains “well-capitalized,” the highest rating pursuant to the interagency guidelines for capital at national banks. The Corporation’s tangible capital ratio was 7.81 percent at September 30, 2003, which compares favorably to a 6.87 percent median tangible capital ratio for publicly traded Midwest banks with $1 billion to $10 billion in assets at June 30, 2003.

        McKinney; Owen B. Melton, Jr., president and COO; and William J. Brunner, chief financial officer, will host a conference call to discuss third quarter financial results on Wednesday, October 15, at 8:00 a.m. EST (Indianapolis time.) To participate, please call (800) 278-9857 and ask for First Indiana third quarter earnings. A replay of the call will be available from 10:00 a.m. EST on Wednesday, October 15, through 5:00 p.m., Friday, October 24. To hear the replay, call (800) 642-1687 and use conference ID: 2852886.

        First Indiana Corporation (NASDAQ – FINB) is a full-service financial services company offering comprehensive financial solutions to businesses and individuals. It is the holding company for First Indiana Bank, N.A., the largest commercial bank headquartered in Indianapolis, and Somerset, an accounting and consulting firm. Founded in 1915, First Indiana Bank is a national bank with 33 offices in Central Indiana, plus construction and consumer loan offices in Indiana, Arizona, Florida, Illinois, North Carolina, and Ohio. First Indiana also originates consumer loans in 46 states through a national independent agent network. Through Somerset and FirstTrust Indiana, First Indiana offers a full array of tax planning, accounting, consulting, retirement and estate planning, and investment advisory and trust services. Information about First Indiana is available at (317) 269-1200, or at www.firstindiana.com, which is not a part of this news release. Statements contained in this news release that are not historical facts may constitute forward-looking statements (within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended) which involve significant risks and uncertainties. First Indiana intends such forward-looking statements to be covered by the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of invoking these safe-harbor provisions. The ability to predict results or the actual effect of future plans or strategies is inherently uncertain, and involves a number of risks and uncertainties. In particular, among the factors that could cause actual results to differ materially are general economic conditions, unforeseen international political events, changes in interest rates (including reductions or increases in lending rates established by the Board of Governors of the Federal Reserve System), changes in consumers’investment decisions due to shifts in interest rates, loss of deposits and loans to other savings and financial institutions, substantial changes in financial markets, changes in real estate values and the real estate market, regulatory changes, or unanticipated results in pending legal proceedings or regulatory filings. The fact that there are various risks and uncertainties should be considered in evaluating forward-looking statements, and undue reliance should not be placed on such statements.

Financial Highlights
First Indiana Corporation and Subsidiaries
(Dollars in Thousands, Except Per Share Data)
(Unaudited)

	For the Three Months Ended September 30		For the Nine Months Ended September 30
	2003	2002	2003	2002
Net Interest Income	$ 18,779	$ 19,401	$ 58,570	$ 55,068
Provision for Loan Losses	13,548	2,982	35,876	9,751
Non-Interest Income	12,511	11,111	38,964	35,560
Non-Interest Expense	21,391	16,767	60,811	49,150
Net Earnings (Loss)	(2,448)	6,842	557	20,121

Basic Earnings (Loss) Per Share	$ (0.16)	$ 0.44	$ 0.04	$ 1.30
Diluted Earnings (Loss) Per Share	(0.16)	0.43	0.04	1.27
Dividends Per Share	0.165	0.160	0.495	0.480

Net Interest Margin	3.62%	3.88%	3.74%	3.75%
Efficiency Ratio	68.36	54.95	62.35	54.23
Annualized Return on Average Assets	(0.44)	1.29	0.03	1.30
Annualized Return on Average Equity	(4.43)	12.21	0.33	12.42

Average Shares Outstanding	15,590,021	15,576,745	15,567,949	15,532,653
Average Diluted Shares Outstanding	15,590,021	15,851,161	15,709,462	15,825,930

	At September 30
	2003	2002
Assets	$ 2,205,375	$ 2,132,631
Loans	1,825,308	1,847,504
Deposits	1,517,606	1,414,788
Shareholders' Equity	210,784	223,541
Shareholders' Equity/Assets	9.56%	10.48%
Shareholders' Equity Per Share	$ 13.51	$ 14.39
Market Closing Price	18.51	18.33
Shares Outstanding	15,596,658	15,538,802

Condensed Consolidated Balance Sheets
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)
(Unaudited)

	September 30 2003	June 30 2003	September 30 2002
Assets
Cash	$ 63,111	$ 68,065	$ 65,088
Interest-Bearing Due from Banks	7,346	8,949	--
Securities Available for Sale	208,092	155,024	143,252
Federal Home Loan Bank and Federal Reserve Bank Stock	25,377	25,097	22,491
Loans
Business	551,398	594,909	515,478
Consumer	624,287	638,982	671,292
Residential Mortgage	289,034	298,789	292,276
Single-Family Construction	196,728	203,735	222,679
Commercial Real Estate	163,861	167,435	145,779

Total Loans	1,825,308	1,903,850	1,847,504
Allowance for Loan Losses	(57,498)	(46,247)	(38,349)

Net Loans	1,767,810	1,857,603	1,809,155
Premises and Equipment	25,884	26,278	20,645
Accrued Interest Receivable	9,072	10,361	11,177
Mortgage Servicing Rights	7,913	8,368	9,421
Goodwill	36,968	36,901	13,045
Other Intangible Assets	4,805	4,989	--
Other Assets	48,997	48,759	38,357

Total Assets	$ 2,205,375	$ 2,250,394	$ 2,132,631

Liabilities
Non-Interest-Bearing Deposits	$ 231,649	$ 253,571	$ 170,887
Interest-Bearing Deposits
Demand Deposits	223,055	212,023	159,881
Savings Deposits	407,217	427,572	395,811
Certificates of Deposit	655,685	652,418	688,209

Total Interest-Bearing Deposits	1,285,957	1,292,013	1,243,901

Total Deposits	1,517,606	1,545,584	1,414,788
Short-Term Borrowings	156,912	150,832	138,185
Federal Home Loan Bank Advances	256,511	278,550	319,532
Trust Preferred Securities	23,601	23,578	--
Accrued Interest Payable	1,957	2,554	2,631
Advances by Borrowers for Taxes and Insurance	3,467	2,736	5,909
Other Liabilities	34,537	29,019	28,045

Total Liabilities	1,994,591	2,032,853	1,909,090

Shareholders' Equity
Common Stock	175	174	172
Capital Surplus	46,402	44,472	42,594
Retained Earnings	185,306	192,005	196,160
Accumulated Other Comprehensive Income	2,632	3,795	4,848
Treasury Stock at Cost	(23,731)	(22,905)	(20,233)

Total Shareholders' Equity	210,784	217,541	223,541

Total Liabilities and Shareholders' Equity	$ 2,205,375	$ 2,250,394	$ 2,132,631

Condensed Consolidated Statements of Earnings
First Indiana Corporation and Subsidiaries
(Dollars in Thousands, Except Per Share Data)
(Unaudited)

	Three Months Ended September 30		Nine Months Ended September 30
	2003	2002	2003	2002
Interest Income
Loans	$ 25,374	$ 29,577	$ 80,450	$87,948
Securities Available for Sale	1,976	2,079	5,868	6,494
Dividends on FRB and FHLB Stock	275	353	943	1,036
Federal Funds Sold	--	--	3	15
Interest-Bearing Due from Banks	14	--	43	--

Total Interest Income	27,639	32,009	87,307	95,493
Interest Expense
Deposits	5,796	8,726	19,636	28,698
Short-Term Borrowings	313	671	1,085	1,593
Federal Home Loan Bank Advances	2,350	3,211	7,167	10,134
Trust Preferred Securities	401	--	849	--

Total Interest Expense	8,860	12,608	28,737	40,425

Net Interest Income	18,779	19,401	58,570	55,068
Provision for Loan Losses	13,548	2,982	35,876	9,751

Net Interest Income After Provision for Loan Losses	5,231	16,419	22,694	45,317
Non-Interest Income
Loan and Deposit Charges	4,608	4,230	13,415	11,637
Loan Servicing Income (Expense)	(55)	(22)	(320)	412
Loan Fees	785	545	2,004	1,942
Trust Fees	777	637	2,212	1,965
Somerset Fees	2,248	1,864	9,478	8,686
Investment Product Sales Commissions	473	685	1,307	2,220
Sale of Loans	2,865	2,605	8,233	6,538
Sale of Investment Securities	--	--	7	223
Other	810	567	2,628	1,937

Total Non-Interest Income	12,511	11,111	38,964	35,560
Non-Interest Expense
Salaries and Benefits	12,841	9,526	36,382	28,179
Net Occupancy	1,163	1,060	3,555	3,081
Equipment	1,585	1,437	4,942	4,581
Professional Services	1,635	1,135	4,098	3,231
Marketing	684	518	1,930	1,671
Telephone, Supplies, and Postage	971	805	2,973	2,477
Other Intangible Asset Amortization	184	--	552	--
Other	2,328	2,286	6,379	5,930

Total Non-Interest Expense	21,391	16,767	60,811	49,150

Earnings (Loss) before Income Taxes	(3,649)	10,763	847	31,727
Income Taxes (Benefit)	(1,201)	3,921	290	11,606

Net Earnings (Loss)	$(2,448)	$ 6,842	$ 557	$20,121

Basic Earnings (Loss) Per Share	$ (0.16)	$ 0.44	$ 0.04	$ 1.30

Diluted Earnings (Loss) Per Share	$ (0.16)	$ 0.43	$ 0.04	$ 1.27

Dividends Per Common Share	$ 0.165	$ 0.160	$ 0.495	$ 0.480

Net Interest Margin
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)
(Unaudited)

	Three Months Ended
	September 30, 2003			September 30, 2002
	Average Balance	Interest	Yield / Rate	Average Balance	Interest	Yield / Rate
Assets
Interest-Bearing Due from Banks	$ 4,844	$ 14	1.12%	$ --	$ --	--%
Federal Funds Sold	96	--	1.32	--	--	--
Securities Available for Sale	183,856	1,976	4.30	144,500	2,079	5.75
FHLB and FRB Stock	25,310	275	4.36	22,491	353	6.29
Loans
Business	565,204	7,069	4.96	500,692	7,311	5.79
Consumer	633,053	10,201	6.42	684,155	12,622	7.36
Residential Mortgage	290,705	3,685	5.07	280,990	4,385	6.24
Single-Family Construction	199,421	2,218	4.41	223,352	3,029	5.38
Commercial Real Estate	165,932	2,201	5.28	142,338	2,230	6.23

Total Loans	1,854,315	25,374	5.45	1,831,527	29,577	6.43

Total Earning Assets	2,068,421	27,639	5.32	1,998,518	32,009	6.38
Other Assets	141,874			105,701

Total Assets	$2,210,295			$2,104,219

Liabilities and Shareholders' Equity
Interest-Bearing Deposits
Demand Deposits	$ 220,487	$ 253	0.46%	$ 162,163	$ 342	0.84%
Savings Deposits	422,011	680	0.64	406,038	1,344	1.31
Certificates of Deposit	675,267	4,863	2.86	629,837	7,040	4.43

Total Interest-Bearing Deposits	1,317,765	5,796	1.75	1,198,038	8,726	2.89
Short-Term Borrowings	130,170	313	0.95	155,317	671	1.71
Federal Home Loan Bank Advances	261,202	2,350	3.57	336,439	3,211	3.79
Trust Preferred Securities	23,592	401	6.80	--	--	--

Total Interest-Bearing Liabilities	1,732,729	8,860	2.03	1,689,794	12,608	2.96
Non-Interest-Bearing Demand Deposits	218,144			154,053
Other Liabilities	40,272			37,969
Shareholders' Equity	219,150			222,403

Total Liabilities and Shareholders' Equity	$2,210,295			$2,104,219

Net Interest Income/Spread		$ 18,779	3.29%		$ 19,401	3.42%

Net Interest Margin			3.62%			3.88%

Net Interest Margin
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)
(Unaudited)

	Nine Months Ended
	September 30, 2003			September 30, 2002
	Average Balance	Interest	Yield / Rate	Average Balance	Interest	Yield / Rate
Assets
Interest-Bearing Due from Banks	$ 4,533	$ 42	1.26%	$ --	$ --	--%
Federal Funds Sold	298	4	1.62	1,440	15	1.42
Securities Available for Sale	165,128	5,868	4.74	146,537	6,494	5.91
FHLB and FRB Stock	24,936	943	5.04	22,491	1,036	6.14
Loans
Business	573,142	21,910	5.11	469,575	20,200	5.75
Consumer	659,446	32,727	6.62	680,127	38,588	7.57
Residential Mortgage	296,960	12,000	5.39	281,542	13,839	6.55
Single-Family Construction	205,546	7,133	4.64	224,362	8,954	5.34
Commercial Real Estate	159,912	6,680	5.58	132,323	6,367	6.43

Total Loans	1,895,006	80,450	5.67	1,787,929	87,948	6.57

Total Earning Assets	2,089,901	87,307	5.58	1,958,397	95,493	6.51
Other Assets	137,382			105,692

Total Assets	$2,227,283			$2,064,089

Liabilities and Shareholders' Equity
Interest-Bearing Deposits
Demand Deposits	$ 205,552	$ 851	0.55%	$ 158,826	$ 988	0.83%
Savings Deposits	429,275	2,467	0.77	425,987	4,342	1.36
Certificates of Deposit	705,745	16,318	3.09	638,106	23,368	4.90

Total Interest-Bearing Deposits	1,340,572	19,636	1.96	1,222,919	28,698	3.14
Short-Term Borrowings	134,318	1,085	1.08	124,885	1,593	1.71
Federal Home Loan Bank Advances	267,698	7,167	3.58	308,724	10,134	4.39
Trust Preferred Securities	15,995	849	7.10	--	--	--

Total Interest-Bearing Liabilities	1,758,583	28,737	2.19	1,656,528	40,425	3.26
Non-Interest-Bearing Demand Deposits	205,272			149,667
Other Liabilities	40,436			41,232
Shareholders' Equity	222,992			216,662

Total Liabilities and Shareholders' Equity	$2,227,283			$2,064,089

Net Interest Income/Spread		$58,570	3.39%		$55,068	3.25%

Net Interest Margin			3.74%			3.75%

Loan Charge-Offs and Recoveries
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2003	September 30, 2002	September 30, 2003	September 30, 2002
Allowance for Loan Losses at Beginning of Period	$46,247	$37,353	$44,469	$37,135
Charge-Offs
Business	1,298	253	17,934	3,778
Consumer	1,479	1,371	4,264	4,777
Residential Mortgage	40	73	150	93
Single-Family Construction	--	372	3,923	443
Commercial Real Estate	--	288	22	350

Total Charge-Offs	2,817	2,357	26,293	9,441
Recoveries
Business	42	96	681	167
Consumer	351	257	771	656
Residential Mortgage	--	3	7	3
Single-Family Construction	93	4	244	53
Commercial Real Estate	34	11	34	25

Total Recoveries	520	371	1,737	904

Net Charge-Offs	2,297	1,986	24,556	8,537
Provision for Loan Losses	13,548	2,982	35,876	9,751
Allowance Related to Bank Acquired	--	--	1,709	--

Allowance for Loan Losses at End of Period	$57,498	$38,349	$57,498	$38,349

Net Charge-Offs to Average Loans (Annualized)	0.49%	0.43%	1.73%	0.64%

Allowance for Loan Losses to Loans at End of Period	3.15	2.07

Allowance for Loan Losses to Non-Performing Loans at End of Period	137.97	120.04

Non-Performing Assets
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)
(Unaudited)

	September 30, 2003	June 30, 2003	September 30, 2002
Non-Performing Loans
Non-Accrual Loans
Business	$13,659	$10,966	$ 7,842
Consumer	7,654	8,323	11,173
Residential Mortgage	2,481	2,718	2,389
Single-Family Construction	9,296	8,833	4,932
Commercial Real Estate	5,150	5,440	2,474

Total Non-Accrual Loans	38,240	36,280	28,810

Accruing Loans Past Due 90 Days or More
Business	1,178	482	76
Consumer	1,847	1,915	3,061
Single-Family Construction	408	--	--

Total Accruing Loans Past Due 90 Days or More	3,433	2,397	3,137

Total Non-Performing Loans	41,673	38,677	31,947
Other Real Estate Owned, Net	3,877	5,473	9,307

Total Non-Performing Assets	$45,550	$44,150	$41,254

Non-Performing Loans to Loans at End of Period	2.28%	2.03%	1.73%

Non-Performing Assets to Loans and OREO at End of Period	2.49	2.31	2.22